

F&M Bank Corp.

Over 100 Years Strong

Investor Presentation
September 2025

Caution Regarding Forward Looking Statements

As used in this presentation, the terms "Company," "F&M," "FMBM," "we," "our" or "us" refer to F & M Bank Corp. and its consolidated subsidiaries. The "Bank" refers to Farmers & Merchants Bank, which is a wholly owned subsidiary of the Company.

Certain statements in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as "expect," "believe," "estimate," "plan," "project," "potential," "opportunity," "objectives," "positioned," "looking," "goals," "targets," or other statements concerning opinions or judgments of the Company and its management about future events. Forward-looking statements are based on many assumptions and estimates and are not guarantees of future performance. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including the following:

- Changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries, declines in real estate values in our markets, or in the repayment ability of individual borrowers or issuers;
- Changes in interest rates affecting our deposits, loans, and investment portfolio, including but not limited to changes in SOFR, U.S. Treasury Rates, and the Wall Street Journal Prime Rate;
- The strength of the economy in our market area, as well as general economic, market, or business conditions;
- An insufficient allowance for credit losses as a result of inaccurate assumptions or other factors;
- Our ability to maintain our "well-capitalized" regulatory status;
- Changes in our competitive position, competitive actions by other financial institutions, financial technology firms and others, the competitive nature of the financial services industry, and our ability to compete effectively in our banking markets;
- Our ability to manage growth;
- Our potential growth, including our entrance or expansion into new markets, the need for sufficient capital to support that growth, difficulties or disruptions expanding into new markets or integrating the operations of acquired branches or business, and the inability to obtain the expected benefits of such growth;
- Changing trends in customer profiles and behavior;
- Our exposure to operational risk;
- Reliance on our management team, including our ability to attract and retain key personnel;
- Our ability to raise capital as needed by our business;
- Changes in laws, regulations, and the policies of federal or state regulators and agencies;
- The effect of changes in accounting policies and practices, as may be adopted from time to time by bank regulatory agencies, the SEC, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, or other accounting standards-setting bodies;
- Geopolitical conditions, including acts or threats of terrorism, international hostilities, or actions taken by the U.S. or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the U.S. and abroad;
- The occurrence of significant natural disasters, including severe weather conditions, floods, public health-related issues, and other catastrophic events;
- The Company's potential exposure to fraud, negligence, computer theft, and cyber crime;
- Other factors identified in reports the Company files with the SEC from time to time; and
- Other circumstances, many of which are beyond our control.

All forward-looking statements speak only as of the date on which such statements are made, and the Company undertakes no obligation to update any statement, to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Non-GAAP Disclaimer

The Company uses certain non-GAAP (Generally Accepted Accounting Principles) financial measures in this presentation, including core return on average assets, core earnings per share, core return on average tangible common equity, core pre-provision net revenue, core non-interest expense to average assets, core non-interest income to average assets, core efficiency ratio, tangible common equity, tangible assets, and tangible book value. Generally, a non-GAAP financial measure is a numerical measure of a company's performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable financial measure calculated and presented in accordance with GAAP.

Management of the Company believes presentation of these non-GAAP financial measures provides useful supplemental information that is essential to a proper understanding of the Company's operating results. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of GAAP to non-GAAP measures is included on slides 23 - 26.

Executive Summary

Company Overview

- Community-focused financial institution founded in 1908 with headquarters in Timberville, VA
- Reconstituted leadership team in April 2023; focused mandate to enhance shareholder value
  - Core EPS[1] rose from $1.16 in 2023 to an annualized $3.06[2] in 2025 — a 150%+ increase — reflecting strong improvement in core financial performance
  - 12% TBV CAGR since 2023Y
- Strong capital ratios well above regulatory minimums
- Diversified loan revenue supported by fee-generating businesses: wealth management, mortgage, title, and indirect auto lending
- Attractive deposit franchise with 23% noninterest-bearing deposits
  - Positioned in high-growth markets along the I-81, I-66, and I-64 corridors, with reach across the mid-Atlantic
- Committed to shareholder returns and liquidity: consistent dividend and opportunistic buybacks
  - 59 consecutive quarters of cash dividend
  - $2.2mm share repurchase program announced June 4, 2025
- ~12% insider ownership ensures alignment with shareholders

Performance Metrics

	2023Y	2024Y	2025 YTD[3]
Total Assets	$1.29bn	$1.30bn	$1.31bn
Total Loans HFI	$822mm	$840mm	$849mm
Total Deposits	$1.13bn	$1.20bn	$1.20bn
Loans / Deposits	72.5%	70.3%	70.9%
Leverage Ratio (Bank)	8.1%	8.2%	8.7%
TCE / TA[1]	5.8%	6.4%	7.0%
TBV per Share[1]	$21.55	$23.53	$25.68
Core EPS[1]	$1.16	$2.13	$1.53 ($3.06 annualized)[2]
Core ROAA[1]	0.32%	0.57%	0.83%
Core ROATCE[1]	5.9%	9.5%	12.5%
Efficiency[1]	92.7%	77.0%	71.2%
Share Price @ EOP	$19.30	$20.23	$21.00

(1) Represents non-GAAP measure. See appendix for non-GAAP reconciliations.
(2) $3.06 is assuming annualization of $1.53 per share. Results of operations for the six months ended June 30, 2025 are not necessarily indicative of the results of operations that may be expected for the year ending December 31, 2025.
(3) YTD financial data as of June 30, 2025.
Source: S&P Global Market Intelligence LLC.

F&M Bank Corp.

Executive Management – Each with 25+ Years in Banking



Mike Wilkerson

Chief Executive Officer

Mr. Wilkerson has served as the Chief Executive Officer of the Company and the Bank since April 2023. He commenced his banking career in 1982, starting in Dealer Financial Services before transitioning to managing branches and exploring commercial lending in 1986. Over Mr. Wilkerson's 40+ year career he has held diverse roles across banking, including Retail Banking Manager, City Executive, Director of the Small Business Banking Division, Market President, and Regional Business Banking Manager for Virginia, Maryland and Washington D.C. Besides his banking role, Mr. Wilkerson has served on numerous boards including the CBA National Small Business Committee, Virginia Community College Foundation Board and its Finance and Investment Committee, and Blue Ridge Hospice Board, providing leadership and insights to these organizations. He also recently began serving a 3-year term on the board of the Virginia Bankers Association. Mr. Wilkerson graduated from Elon University.



Barton Black

President

Mr. Barton E. Black has served as President of the Company and the Bank since April 2023. Preceding this, he served as Executive Vice President and Chief Operating Officer of the Company and the Bank from June 2020 until April 2023. Earlier in his tenure, he held the position of Executive Vice President and Chief Strategy and Risk Officer. Mr. Black joined F&M Bank with over 25 years of banking experience. He previously served as Managing Director at Strategic Risk Associates based in Richmond, Virginia. He has also held various leadership roles at Capital One, Hibernia National Bank based in New Orleans, and Deloitte. Mr. Black graduated from Louisiana State University with a bachelor's degree in accounting and is a Certified Public Accountant.



Lisa Campbell

EVP, Chief Financial Officer

Ms. Lisa F. Campbell has served as Executive Vice President and Chief Financial Officer of the Company and the Bank since October 2022. Before joining the Company, she served as Group Vice President and Chief Financial Officer for Fidelity BancShares N.C., Inc. in Fuquay-Varina, North Carolina from August 2014 to October 2022. Previously, she served as Executive Vice President, Chief Operating Officer, and Chief Financial Officer for New Century Bancorp, Inc. in Dunn, North Carolina from March 2000 to August 2014 and as Senior Vice President and Controller for Triangle Bancorp, Inc. in Raleigh, North Carolina from September 1997 to March 2000. Ms. Campbell also worked in public accounting from September 1990 through September 1997. She graduated from Florida State University with a bachelor's degree in accounting and is a Certified Public Accountant.

Source: Company filings.

F&M Bank Corp.

Executive Management – Continued



Paul Eberly

Executive VP & Chief Lending Officer

Paul E. Eberly has served as Executive Vice President/Chief Lending Officer since June 2025. Prior to that, he served as Executive Vice President/Chief Development Officer from September 2022 to June 2025, Executive Vice President/Chief Credit Officer from September 2020 to August 2022, Senior Vice President/Agricultural & Rural Programs Leader from January 2020 until September 2020, and Vice President/Agricultural & Rural Programs Leader from January 2019 until January 2020. He also served in various sales, lending, credit, risk management, and other leadership roles within the Farm Credit System from June 2005 until January 2019. Mr. Eberly has been in the banking and finance industry since 2005.



Charles Driest

Executive VP & Chief Operations Officer

Charles C. Driest has served as Executive Vice President/Chief Operations Officer since June 2025. Prior to that, he served as Executive Vice President/Chief Experience Officer from April 2023 to June 2025 and Senior Vice President/Director of Digital Banking of the Bank and the Company from January 2022 to April 2023. Prior to joining the Company, he served as Senior Vice President, Director of Digital Banking at Essex Bank from July 2017 to January 2022. Mr. Driest holds a Master of Business Administration (MBA) – Finance from St. John's University.



Melody Emswiler

Executive VP & Chief Human Resources Officer

Melody Emswiler has served as Executive Vice President/Chief Human Resources Officer since January 2022, Senior Vice President/Human Resources Director from January 2019 to December 2021, Vice President/Director of Human Resources from February 2015 to December 2018, and Assistant Vice President/Human Resources Manager from February 2011 to January 2015. Ms. Emswiler has been in the human resources profession since 1997.

Source: Company filings.

F&M Bank Corp. Board of Directors

Michael Pugh – Chairman

President of Old Dominion Realty, Inc. and VP of Colonial Appraisal Service, Inc.
Chair of Executive Committee

Dean Withers – Vice Chairman

Previously served as Chief Executive Officer
Chair of ALCO & Chair of Corp. Governance Committees

Mike Wilkerson – Chief Executive Officer

See executive management biographies

Anne Keeler

Retired Vice President for Finance and Treasurer at Bridgewater College
CFO and Treasurer of Virginia Tech Foundation, Inc.

Chris Runion

President of Eddie Edwards Signs, Inc.
Virginia State Delegate
Chair of Operational Risk Committee

Neil Houff

President Houff Corporation and Railside Industries
Chair and Secretary of Railside Enterprises
Secretary/Treasure of Triangle Leasing and Vice President of IDM Trucking

Peter Wray

Principal broker at Triangle Realtors

Ray Burkholder

Senior Director, Land Development Balzer and Associates, a Westwood Company
Chair of Compensation Committee

Daphyne Thomas

Retired Professor in the Department of Finance and Business Law at James Madison University

John Willingham

CPA and President of Stoneridge Companies
Former CFO of Marathon Bank
Chair of Audit Committee

Hannah Hutman

Partner at Hoover Penrod PLC

Sources: S&P Global Market Intelligence LLC; Company filings.

Growing Deposit Franchise



West Virginia
Moorefield
Winchester
81
Front Royal
66
81
Harrisonburg
Culpeper
Virginia
Staunton
Waynesboro
Charlottesville
64
81
64
Lexington
F & M Bank Corp. (FMBM) (14)

Well Positioned in Desirable Markets

- Serving attractive growth corridors in Virginia: I-81, I-66, I-64
- Local market leadership in Rockingham, Shenandoah, and Augusta counties
- Branches positioned to serve both rural and expanding suburban hubs
- Deep community ties enable strong relationship-based deposit gathering
- Recognized as Best Bank and Best Mortgage Company in the Valley (2025)

Projected Market Demographics(1)



Proj. Population Change
(2025 - 2030)
2.4%
2.7%
3.6%
U.S
Virginia
FMBM Footprint



Proj. Household Income Change
(2025 - 2030)
8.8%
8.7%
10.4%
U.S
Virginia
FMBM Footprint

(1) FMBM footprint is based on weighted average demographics of counties with weightings based on deposits in each market as of June 30, 2024.
Source: S&P Global Market Intelligence LLC; Daily News-Record.

F&M Bank Corp.

Market Overview & Demographics

Market Overview

- Diverse economy based on manufacturing, agriculture, and education with major industries of advanced food manufacturing, farming, retail trade, government, education, and health care
- Winchester/Frederick County is part of the "Quad State Region" and contiguous with the Northern Virginia MSA
- Ability to reach into Charlottesville from Waynesboro/I-64 corridor

Market Drivers

- James Madison University and Bridgewater College have a significant impact on the local economy with approximately 22,750 students and over 5,000 jobs attributable to their presence
  - Total of 14 colleges along the I-81 corridor within the region
- The Shenandoah Valley is the #1 region in VA for total value of agricultural products sold, with 4 out of the 5 top agriculture-producing counties in the state
- Amazon continued to expand its operations in the valley

Shenandoah Valley Region



West Virginia
Maryland
Frederick
Winchester (City)
Shenandoah
Clarke
Warren
Rockingham
Page
Harrisonburg (City)
Charlottesville
Augusta
Virginia
Rockbridge
Shenandoah Valley

- The Shenandoah Valley includes Augusta, Clarke, Frederick, Page, Rockbridge, Rockingham, Shenandoah, and Warren counties in Virginia
- Very lucrative/high growth market areas
  - Winchester, Frederick, Warren, and Clarke markets Pop. Growth, Median Home Value, and Median HHI are above state and national levels
- The Shenandoah Valley has an estimated total population of ~530k people as of 2024[1]

Market Accolades

Top 10 US Industrial Emerging Markets by Colliers (2021)	Captures 4 out of 5 of VA's top agriculture-producing counties
Ranked #9 Best Small Places for Business by Forbes (2025)	Top 25 Best Places to Retire in the U.S by Forbes (2025)

Top Employers in the Valley

amazon
Augusta Health
Bridgewater College
Cargill
JMU James Madison University
Merck
Pilgrim's
Sentara
Valley Health Healthier, together

(1) Estimated total population for all counties located in the Shenandoah Valley; includes enclave cities that are located inside the listed counties.
Sources: theshenandoahvalley.com; shenandoahcountyva.us; Claritas; S&P Global Market Intelligence LLC.

F&M Bank Corp.

Legacy Markets

Market Leadership Built on Community Relationships

- #1 market share in Rockingham County with $842mm in deposits — a 12.6% 5-year CAGR
- #3 market share in Shenandoah County with $181mm in deposits — a 12.8% 5-year CAGR
- FMBM has gained significant share while competitors have seen stagnant or declining deposit bases
- Deep community relationships and local brand recognition continue to drive loyal, long-term deposits

Deposit Concentration in Rockingham, VA (County)

Top Institutions by Deposits 2019	Deposits ($000s)	Top Institutions by Deposits 2024	Deposits ($000s)	5 Year CAGR
1 Farmers & Merchants Bank	$465,677	Farmers & Merchants Bank	$841,618	12.6%
2 Truist Bank	218,757	Truist Bank	190,723	
3 Pendleton Community Bank Inc.	61,341	Pendleton Community Bank Inc.	90,764	
4 Wells Fargo Bank NA	64,451	Wells Fargo Bank NA	78,535	
5 United Bank	56,972	United Bank	77,763	
6 First Bank and Trust Co.	25,692	First Bank and Trust Co.	69,401	
7 Atlantic Union Bank	40,771	Atlantic Union Bank	61,747	
8 First Bank	31,981	First Bank	44,772	
9 Blue Ridge Bank NA	13,606			
Market Total	$979,248	Market Total	$1,455,323	8.2%

Deposit Concentration in Shenandoah, VA (County)

Top Institutions by Deposits 2019	Deposits ($000s)	Top Institutions by Deposits 2024	Deposits ($000s)	5 Year CAGR
1 First Bank	$251,612	First Bank	$382,841	
2 Truist Bank	282,446	Truist Bank	208,084	
3 Farmers & Merchants Bank	98,950	Farmers & Merchants Bank	180,612	12.8%
4 City National Bank of West Virginia	44,412	City National Bank of West Virginia	92,949	
5 United Bank	49,655	United Bank	91,461	
6 Primis Bank	44,557	First Bank and Trust Co.	19,646	
Market Total	$771,632	Market Total	$975,593	4.8%

Note: Deposit data as of June 30 of each year.
Source: S&P Global Market Intelligence LLC.

Growth Opportunities

High Ceiling in NW Shenandoah Valley

- #5 market share in Augusta with $124mm in deposits — a 18.5% 5-year CAGR
- Reached 7th in 2024 in Winchester since opening the branch in 2022
- Winchester ranked #9 for best small places for a business by Forbes (2025)

Deposit Concentration in Augusta, VA[1] (County)

	Top Institutions by Deposits 2019	Deposits ($000s)	Top Institutions by Deposits 2024	Deposits ($000s)	5 Year CAGR
1	Atlantic Union Bank	$399,920	First Bancorp, Inc.	$576,057	
2	Truist Bank	348,423	Atlantic Union Bank	481,792	
3	First Bancorp, Inc.	281,366	Truist Bank	338,591	
4	City National Bank of West Virginia	221,338	City National Bank of West Virginia	243,425	
5	The National Bank of Blacksburg	113,936	**Farmers & Merchants Bank**	**123,884**	**18.5%**
6	United Bank	58,950	Wells Fargo	120,409	
7	**Farmers & Merchants Bank**	**52,919**	The National Bank of Blacksburg	114,513	
8	Wells Fargo	52,466	United Bank	88,509	
9	First National Corporation	41,395	First Citizens Bank & Trust Company	44,006	
10	First Citizens Bank & Trust Company	40,097	First National Corporation	43,096	
11	Pendleton Community Bank	23,169	Pendleton Community Bank	22,595	
12	Woodforest National Bank	2,749	Select Bank	19,719	
13	Select Bank	0	Woodforest National Bank	4,803	
	Market Total	**$1,684,147**	**Market Total**	**$2,289,789**	**6.3%**

Deposit Concentration in Winchester, VA (City)

	Top Institutions by Deposits 2019	Deposits ($000s)	Top Institutions by Deposits 2024	Deposits ($000s)	5 Year CAGR
1	Truist Bank	$732,744	Truist Bank	$1,094,570	
2	Wells Fargo	297,698	Bank of Clarke	308,123	
3	Bank of Clarke	169,232	First Bank	229,577	
4	First Bank	143,496	Burke & Herbert Bank & Trust Company	169,809	
5	Burke & Herbert Bank & Trust Company	119,773	Wells Fargo	156,515	
6	United Bank	113,042	United Bank	66,997	
7	Atlantic Union Bank	89,639	**Farmers & Merchants Bank**	**45,586**	**NA**
8	City National Bank of West Virginia	40,718	Virginia National Bank	43,326	
9	Virginia National Bank	38,110	City National Bank of West Virginia	37,421	
10	**Farmers & Merchants Bank**	**0**	Atlantic Union Bank	0	
	Market Total	**$1,744,452**	**Market Total**	**$2,151,924**	**4.3%**

Note: Deposit data as of June 30 of each year.
(1) Augusta, VA includes Staunton (city) and Waynesboro (city).
Source: S&P Global Market Intelligence LLC, Forbes Media LLC.

F&M Bank Corp.

Delivering Strong Core Performance

Core EPS(1)



$0.35
$0.86
$0.39
$0.53
$0.70
$0.84
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2

Tangible Book Value per Share(1)



$21.20
$22.62
$25.01
$23.53
$24.73
$25.68
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2

Core ROAA(1)



0.37%
0.93%
0.41%
0.56%
0.75%
0.91%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2

Core ROATCE(1)



6.55%
16.21%
6.68%
8.82%
11.60%
13.25%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2

(1) Represents non-GAAP measure. See appendix for non-GAAP reconciliations.
Source: S&P Global Market Intelligence LLC.

F&M Bank Corp.

Expense / Income Metrics

Core NII / AA[1] (%)


0.72%
0.92%
0.83%
0.81%
0.87%
0.86%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2

Core NIE / AA[1] (%)


2.58%
2.52%
2.69%
2.62%
2.92%
2.68%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2

Net Interest Margin (%)


2.70%
2.74%
2.77%
2.91%
3.15%
3.48%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2

Core Efficiency Ratio[1] (%)


80.5%
73.0%
79.4%
73.6%
77.5%
65.4%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2

(1) Represents non-GAAP measure. See appendix for non-GAAP reconciliations.
Source: S&P Global Market Intelligence LLC.

Diversified, High-Quality Loan Portfolio

Gross Loans HFI ($MM)



$825,872
$826,340
$830,717
$839,949
$827,007
$848,773
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2

Yield on Loans



6.52%
6.55%
6.67%
6.72%
6.57%
6.63%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2

Commentary

- Loan portfolio well-diversified across agriculture, residential, CRE, and consumer segments
- Conservative underwriting standards and relationship-based lending philosophy
- Strong expertise in agriculture lending with decades-long client relationships
- Balanced loan mix provides earnings resilience across economic cycles
- Management has shifted the indirect dealer lending program to match our relationship strategy and focus on higher quality customers; this has resulted in a $38 million decline in the portfolio balance since December 31, 2023

Loan Composition as of June 30, 2025



Consumer & Other 12%
Construction & Land Development 8%
Farmland & Ag 14%
1-4 Family 34%
Commercial & Industrial 8%
CRE (Non-Owner Occupied) 13%
Multifamily 1%
CRE (Owner Occupied) 11%

Sources: S&P Global Market Intelligence LLC; Company reports.

Serving Shenandoah Valley Agriculture Businesses

Commentary

- F&M has originated over $230 million in agriculture loans in the last 6.5 years
  - Majority in the Shenandoah Valley
- Agriculture portfolio balance is $134 million
- Portfolio is diversified across poultry, beef, dairy, crops, and other
- Experienced ag team focused on expansion opportunities



F&M Bank - Ag Customers
Legend
Google Earth



Other 8.9%
Crops 11.2%
Poultry 42.2%
Beef 14.5%
Dairy 23.2%

Agricultural Lending Breakdown

	Balance ($000)	%
Poultry	$56,407	42.2
Dairy	30,964	23.2
Beef	19,417	14.5
Crops	11,919	11.2
Other	14,937	8.9
Total	**$133,644**	**100%**

Source: S&P Global Market Intelligence LLC; Company filings; Google Maps.

F&M Bank Corp.

Ag Expansion Opportunity East of Shenandoah

Commentary

- **Red Oval** – Shenandoah Valley
  - 6,584 total farms
  - $2.2 billion in farm products sold
  - $8.1 billion of agricultural assets
- **Blue Oval** – East of the Blue Ridge
  - 5,709 total farms
  - $479 million in farm products sold
  - $8.4 billion of agricultural assets



F&M Bank - Ag Customers
Agricultural Customers as of 6/30/2025
Legend
Augusta
Capon Bridge
Winchester
Berryville
Stephens City
Middletown
Strasburg
Moorefield
Petersburg
Davis
Parsons
Elkins
Seneca Rocks
Maurertown
Woodstock
Mathias
Basye
Mt Jackson
New Market
Luray
Warrenton
Circleville
Franklin
Broadway
Stanley
Durbin
Shenandoah
Harrisonburg
Massanutten
Culpeper
Monterey
Bridgewater
Weyers Cave
Lake of the Woods
Ruckersville
Orange
Spotsylvania
Staunton
Gordonsville
Fishersville
Waynesboro
Crozet
Commonwealth
Charlottesville
Craigsville
Goshen
Louisa
40 mi
N
Google Earth
Image Landsat / Copernicus

F&M Bank Corp.

Source: S&P Global Market Intelligence LLC; Company filings; Google Maps.

Granular, Valuable Deposit Franchise

Total Deposits



$1,156
$1,185
$1,218
$1,195
$1,200
$1,196
$891
$915
$948
$935
$929
$918
$265
$270
$271
$260
$271
$278
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2
Non Int-Bearing Deposits
Int-Bearing Deposits

Cost of Total Deposits



2.25%
2.40%
2.48%
2.46%
2.27%
2.08%
22.9%
22.8%
22.2%
21.8%
22.6%
23.3%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2
Noninterest-bearing as % of Total Deposits
Cost of Total Deposits

Commentary

- 23% noninterest-bearing, or $278mm total in Q2 2025
- Cost of total deposits declined to 2.08% in Q2 2025, indicating disciplined pricing and favorable mix
- Diversified customer base across retail, commercial, and ag supporting stability and granularity
  - Uninsured deposits represent 12% of total deposits as of June 30, 2025
- Relationship-driven deposit growth rooted in decades of community presence and local trust
- Strong focus on checking and other core deposit growth

Deposit Composition as of June 30, 2025



Jumbo Time (>$250,000)
16%
Demand
23%
Retail Time
(<$250,000)
4%
Money
Market &
Savings
46%
NOW & Other
Transaction
11%

Source: S&P Global Market Intelligence LLC.

F&M Bank Corp.

Valuable, Recurring Noninterest Income

Diversified Fee Income Engine

- $2.8 million in noninterest income in Q2 2025
- Noninterest income accounts for 24% of total revenue
  - Relative to 16% median for peers, highlighting the Bank's diversified revenue base
- Reduces dependence on net interest margin and enhances performance across rate cycles
- Fee income is driven by a balanced, recurring mix:
  - Interchange fee income (29%)
  - Mortgage banking (21%)
  - Wealth management (20%)
  - Title insurance (16%)
  - Service charges on deposit accounts (11%)
- Reflects strength in relationship-driven business lines and stable, rate-resilient revenue streams

LTM as of June 30, 2025 ($000s)



$1.2 million
Service Charges on Deposit Accounts
11%
$0.4 million
Other
3%
$3.2 million
Interchange Fee Income
29%
$1.7 million
Title Insurance
16%
$2.2 million
Wealth Management
20%
$2.3 million
Mortgage Banking
21%

Noninterest Income as % of Total Revenue	
F & M Bank Corp.	24%
Peer Banks[(1)]	16%

(1) Median for public banks in the Southeast with assets between $1bn and $5bn.
Sources: S&P Global Market Intelligence LLC; Company documents.

F&M Bank Corp.

Capital Ratios Trends

Tangible Common Equity / Tangible Assets[1]



5.68%
6.00%
6.47%
6.39%
6.73%
7.00%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2

Bank Leverage Ratio



8.11%
8.29%
8.20%
8.23%
8.50%
8.68%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2

Bank Tier 1 Risk Based Capital Ratio



11.96%
12.21%
12.28%
12.42%
12.57%
12.73%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2

Bank Total Risk-Based Capital Ratio



12.89%
13.13%
13.23%
13.39%
13.50%
13.73%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2

(1) Represents non-GAAP measure. See appendix for non-GAAP reconciliations.
Source: S&P Global Market Intelligence LLC.

F&M Bank Corp.

Asset Quality Trends

Consistent Strong Asset Quality

- NPA levels healthy at 0.58% of assets, an 11 bps QoQ decline
- 0.98% allowance for loan losses amid stable credit performance
- 0.25% net charge-offs of average loans in Q2 2025, demonstrating continued credit risk management
- Results reflect conservative underwriting standards and proactive portfolio monitoring
- Credit quality remains stable across all loan segments, with no emerging concentration risks
- Supported by FMBM's deep client relationships and long-standing ag/commercial expertise



NPAs (excl. TDRs) / Assets (%)
0.47%
0.58%
0.49%
0.55%
0.69%
0.58%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2
LLRs / Loans HFI (%)
1.02%
0.95%
0.97%
0.97%
0.94%
0.98%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2
NCOs / Avg. Loans (%)
0.39%
0.09%
0.32%
0.45%
0.09%
0.25%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2

Source: S&P Global Market Intelligence LLC.

F&M Bank Corp.

Key Investment Considerations

Strategic Goals for 2025+

- Deepen market share in core agriculture and commercial banking segments
- Expand geographic reach into growth markets
- Scale high-margin fee businesses (wealth, mortgage, title)
- Lower funding costs through deposit mix optimization
- Accelerate digital capabilities to drive efficiency and client experience
- $2.2mm share repurchase program announced June 4, 2025
- Financial targets: ROAA > 1% and ROATCE > 13%

Why Invest in FMBM?

- Relationship-driven community bank with strong core funding
- Upward trending EPS demonstrates sustainable earnings power
- Strong return on equity and associated TBV per Share growth
- Track record of consistent earnings and disciplined capital return
- ~12% insider ownership underscores alignment with long-term investors
- Proven leadership team executing on a compelling regional growth strategy

Appendix

A

Non-GAAP Reconciliation *(page 1 of 4)*

Dollars in thousands, except per share values

	2023Y	2024Q1	2024Q2	2024Q3	2024Q4	2024Y	2025Q1	2025Q2	2025YTD
Net Interest Income	$ 31,705	$ 8,129	$ 8,201	$ 8,493	$ 9,109	$ 33,932	$ 9,444	$ 10,527	$ 19,974
Provision for Credit Losses	1,025	824	(457)	902	1,074	2,343	(104)	1,187	1,083
Noninterest Income	9,426	2,334	2,998	2,748	2,686	10,766	2,847	2,792	5,637
Realized Gains on Securities	-	-	-	-	-	-	-	-	-
Non-Recurring Revenue	691	-	-	-	-	-	-	-	-
Noninterest Expense	36,472	8,423	8,170	8,920	8,682	34,195	9,524	8,712	18,237
Non-Recurring Expense	2,300	-	-	737	(500)	237	-	-	-
Pre-Tax Income	$ 2,025	$ 1,216	$ 3,486	$ 682	$ 2,539	$ 7,923	$ 2,871	$ 3,420	$ 6,291
Non-Recurring Add Backs	1,609	-	-	737	(500)	237	-	-	-
Core Pre-Tax Income	$ 3,634	$ 1,216	$ 3,486	$ 1,419	$ 2,039	$ 8,160	$ 2,871	$ 3,420	$ 6,291
Tax Adjustment (assumed 21%)	338	-	-	155	(105)	50	-	-	-
Reported Provision for Taxes	(746)	(1)	471	(110)	278	638	414	455	869
Core Net Income	$ 4,042	$ 1,217	$ 3,015	$ 1,374	$ 1,866	$ 7,472	$ 2,457	$ 2,965	$ 5,422
Earnings Attributable to NCI	-	-	-	-	-	-	-	-	-
Net Income Avail to Common	$ 2,771	$ 1,217	$ 3,015	$ 792	$ 2,261	$ 7,285	$ 2,457	$ 2,965	$ 5,422
Core Net Income Avail to Common	$ 4,042	$ 1,217	$ 3,015	$ 1,374	$ 1,866	$ 7,472	$ 2,457	$ 2,965	$ 5,422
Average Diluted Shares Outstanding	3,476,326	3,490,371	3,517,122	3,519,182	3,522,756	3,512,427	3,530,700	3,564,133	3,547,513
Reported EPS ($)	0.80	0.35	0.86	0.23	0.64	2.07	0.70	0.84	1.53
Core EPS ($)	1.16	0.35	0.86	0.39	0.53	2.13	0.70	0.84	1.53

Source: S&P Global Market Intelligence LLC; Company filings.

Non-GAAP Reconciliation *(page 2 of 4)*

Dollars in thousands, except per share values

	2023Y	2024Q1	2024Q2	2024Q3	2024Q4	2024Y	2025Q1	2025Q2	2025YTD
Common Equity	$ 78,323	$ 77,735	$ 81,616	$ 89,994	$ 86,138	$ 86,138	$ 91,311	$ 94,741	$ 94,741
(-) Intangible Assets	3,199	3,196	3,183	3,175	3,168	3,168	3,160	3,152	3,152
Tangible Common Equity	$ 75,124	$ 74,539	$ 78,433	$ 86,819	$ 82,970	$ 82,970	$ 88,151	$ 91,589	$ 91,589
(-) AOCI	(31,017)	(32,027)	(30,298)	(21,973)	(27,377)	(27,377)	(23,840)	(22,671)	(22,671)
TCE (Ex AOCI)	$ 106,141	$ 106,566	$ 108,731	$ 108,792	$ 110,347	$ 110,347	$ 111,991	$ 114,260	$ 114,260
Common Shares Outstanding	3,485,570	3,516,013	3,466,688	3,471,291	3,525,649	3,525,649	3,563,910	3,567,056	3,567,056
Total Assets	$ 1,294,596	$ 1,316,214	$ 1,309,645	$ 1,344,595	$ 1,302,011	$ 1,302,011	$ 1,312,159	$ 1,311,924	$ 1,311,924
(-) Intangible Assets	3,199	3,196	3,183	3,175	3,168	3,168	3,160	3,152	3,152
Tangible Assets	$ 1,291,397	$ 1,313,018	$ 1,306,462	$ 1,341,420	$ 1,298,843	$ 1,298,843	$ 1,308,999	$ 1,308,772	$ 1,308,772
(-) AOCI	(31,017)	(32,027)	(30,298)	(21,973)	(27,377)	(27,377)	(23,840)	(22,671)	(22,671)
Tangible Assets (ex. AOCI)	$ 1,322,414	$ 1,345,045	$ 1,336,760	$ 1,363,393	$ 1,326,220	$ 1,326,220	$ 1,332,839	$ 1,331,443	$ 1,331,443
TBV per Share ($)	21.55	21.20	22.62	25.01	23.53	23.53	24.73	25.68	25.68
TBV (Ex AOCI) per Share ($)	30.45	30.31	31.36	31.34	31.30	31.30	31.42	32.03	32.03
TCE / TA Ratio	5.82%	5.68%	6.00%	6.47%	6.39%	6.39%	6.73%	7.00%	7.00%
TCE / TA Ratio (ex. AOCI)	8.03%	7.92%	8.13%	7.98%	8.32%	8.32%	8.40%	8.58%	8.58%
Net Interest Income	$ 31,705	$ 8,129	$ 8,201	$ 8,493	$ 9,109	$ 33,932	$ 9,444	$ 10,527	$ 19,974
Noninterest Income	10,117	2,334	2,998	2,748	2,686	10,766	2,847	2,792	5,637
Operating Revenue	$ 41,822	$ 10,463	$ 11,199	$ 11,241	$ 11,795	$ 44,698	$ 12,291	$ 13,319	$ 25,611
(-) Realized Gains on Securities	-	-	-	-	-	-	-	-	-
(-) Non-Recurring Revenue	691	-	-	-	-	-	-	-	-
Core Operating Revenue	$ 41,131	$ 10,463	$ 11,199	$ 11,241	$ 11,795	$ 44,698	$ 12,291	$ 13,319	$ 25,611
Noninterest Expense	$ 38,772	$ 8,423	$ 8,170	$ 9,657	$ 8,182	$ 34,432	$ 9,524	$ 8,712	$ 18,237
(-) Non-Recurring Expense	2,300	-	-	737	(500)	237	-	-	-
Core Noninterest Expense	$ 36,472	$ 8,423	$ 8,170	$ 8,920	$ 8,682	$ 34,195	$ 9,524	$ 8,712	$ 18,237
Efficiency Ratio	92.7%	80.5%	73.0%	85.9%	69.4%	77.0%	77.5%	65.4%	71.2%
Core Efficiency Ratio	88.7%	80.5%	73.0%	79.4%	73.6%	76.5%	77.5%	65.4%	71.2%

Source: S&P Global Market Intelligence LLC; Company filings.

F&M Bank Corp.

Non-GAAP Reconciliation *(page 3 of 4)*

Dollars in thousands, except per share values	2023Y	2024Q1	2024Q2	2024Q3	2024Q4	2024Y	2025Q1	2025Q2	2025YTD
Pre-tax Net Income	$ 2,025	$ 1,216	$ 3,486	$ 682	$ 2,539	$ 7,923	$ 2,871	$ 3,420	$ 6,291
(-) Realized Gains on Securities	-	-	-		-	-	-	-	-
(-) Non-Recurring Revenue	691	-	-	-	-	-	-	-	-
(+) Non-Recurring Expense	2,300	-	-	737	(500)	237	-	-	-
Core Pre-tax Net Income	$ 3,634	$ 1,216	$ 3,486	$ 1,419	$ 2,039	$ 8,160	$ 2,871	$ 3,420	$ 6,291
Provision for Credit Losses	1,025	824	(457)	902	1,074	2,343	(104)	1,187	1,083
PPNR	$ 3,050	$ 2,040	$ 3,029	$ 1,584	$ 3,613	$ 10,266	$ 2,767	$ 4,607	$ 7,374
Core PPNR	4,659	2,040	3,029	2,321	3,113	10,503	2,767	4,607	7,374
Reported Provision for Taxes	(746)	(1)	471	(110)	278	638	414	455	869
Net Income	$ 2,771	$ 1,217	$ 3,015	$ 792	$ 2,261	$ 7,285	$ 2,457	$ 2,965	$ 5,422
Tax Adjustment	338	-	-	155	(105)	50	-	-	-
Reported Provision for Taxes	(746)	(1)	471	(110)	278	638	414	455	869
Core Net Income	$ 4,042	$ 1,217	$ 3,015	$ 1,374	$ 1,866	$ 7,472	$ 2,457	$ 2,965	$ 5,422
(+) After-tax Amrt of Intang (assumed 21%)	24	2	9	6	6	23	6	6	13
Net Income for ROATCE	$ 2,795	$ 1,219	$ 3,024	$ 798	$ 2,267	$ 7,308	$ 2,463	$ 2,971	$ 5,435
Core Net Income for ROATCE	4,067	1,219	3,024	1,381	1,872	7,495	2,463	2,971	5,435
Average Assets	1,265,006	1,304,662	1,299,137	1,327,120	1,323,303	1,314,194	1,306,256	1,302,381	1,304,310
Average Tang. Common Equity	68,496	74,419	74,621	82,626	84,895	79,096	84,921	89,711	87,329
ROAA	0.22%	0.37%	0.93%	0.24%	0.68%	0.55%	0.75%	0.91%	0.83%
Core ROAA	0.32%	0.37%	0.93%	0.41%	0.56%	0.57%	0.75%	0.91%	0.83%
PPNR / AA	0.24%	0.63%	0.93%	0.48%	1.09%	0.78%	0.85%	1.41%	1.13%
Core PPNR / AA	0.37%	0.63%	0.93%	0.70%	0.94%	0.80%	0.85%	1.41%	1.13%
ROATCE	4.08%	6.55%	16.21%	3.86%	10.68%	9.24%	11.60%	13.25%	12.45%
Core ROATCE	5.94%	6.55%	16.21%	6.68%	8.82%	9.48%	11.60%	13.25%	12.45%

Source: S&P Global Market Intelligence LLC; Company filings.

F&M Bank Corp.

Non-GAAP Reconciliation *(page 4 of 4)*

Dollars in thousands, except per share values	2023Y	2024Q1	2024Q2	2024Q3	2024Q4	2024Y	2025Q1	2025Q2	2025YTD
Total Noninterest Income	$ 10,117	$ 2,334	$ 2,998	$ 2,748	$ 2,686	$ 10,766	$ 2,847	$ 2,792	$ 5,637
(-) Realized Gain on Securities	-	-	-	-	-	-	-	-	-
(-) Non-Recurring Revenue	691	-	-	-	-	-	-	-	-
Core Noninterest Income	$ 9,426	$ 2,334	$ 2,998	$ 2,748	$ 2,686	$ 10,766	$ 2,847	$ 2,792	$ 5,637
Total Noninterest Expense	$ 38,772	$ 8,423	$ 8,170	$ 9,657	$ 8,182	$ 34,432	$ 9,524	$ 8,712	$ 18,237
(-) Amrt of Intang	31	3	11	8	7	29	8	8	16
(-) Foreclosure & Repo	0	(21)	-	1	(1)	(21)	-	(73)	(73)
Total Operating Expense	$ 38,741	$ 8,441	$ 8,159	$ 9,648	$ 8,176	$ 34,424	$ 9,516	$ 8,777	$ 18,294
(-) Non-Recurring Expense	2,300	-	-	737	(500)	237	-	-	-
Core Noninterest Expense	$ 36,472	$ 8,423	$ 8,170	$ 8,920	$ 8,682	$ 34,195	$ 9,524	$ 8,712	$ 18,237
Core Operating Expense	36,441	8,441	8,159	8,911	8,676	34,187	9,516	8,777	18,294
Average Assets	1,265,006	1,304,662	1,299,137	1,327,120	1,323,303	1,314,194	1,306,256	1,302,381	1,304,310
NII / AA	0.80%	0.72%	0.92%	0.83%	0.81%	0.82%	0.87%	0.86%	0.86%
Core NII / AA	0.75%	0.72%	0.92%	0.83%	0.81%	0.82%	0.87%	0.86%	0.86%
NIE / AA	3.06%	2.58%	2.52%	2.91%	2.47%	2.62%	2.92%	2.68%	2.80%
Core NIE / AA	2.88%	2.58%	2.52%	2.69%	2.62%	2.60%	2.92%	2.68%	2.80%

Source: S&P Global Market Intelligence LLC; Company filings.

F&M Bank Corp.